                                   Rule 497(e) File Nos. 333-15119 and 811-07893

      SUPPLEMENT DATED FEBRUARY 23, 1999 TO PROSPECTUS DATED MAY 1, 1998

                                     FOR

CITISELECT(R) VIP FOLIO 200                          CITISELECT(R) VIP FOLIO 400

CITISELECT(R) VIP FOLIO 300                          CITISELECT(R) VIP FOLIO 500


CHANGES IN INVESTMENT STRATEGY
ELIMINATING MONEY MARKET SECURITIES AS A SEPARATE ASSET CLASS. Commencing May 1, 1999, Citibank will be changing the Funds' asset mix by eliminating money market securities as a separate asset class. Citibank believes that reducing the amount of Fund assets invested in cash and cash equivalents should, over time, increase the Funds' potential in rising markets. After the reduction in cash, CitiSelect VIP Folio 200 is still expected to be the least volatile of these four Funds, and CitiSelect VIP Folio 500 is still expected to be the most volatile. Of course, it is possible that the Funds will not perform as expected. CitiSelect VIP Folio 200 will be designed for investors seeking relatively lower risk provided by substantial investments in fixed income securities, but who also seek some capital growth. CitiSelect VIP Folio 300 will be designed for investors seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income investment component to temper volatility. CitiSelect VIP Folio 400 and CitiSelect VIP Folio 500 will be designed for investors willing and able to take higher risks in the pursuit of long-term capital appreciation. CitiSelect VIP Folio 500 will be designed for investors who can withstand greater market swings to seek potential long-term rewards. CitiSelect VIP Folio 400 will be designed for investors seeking long-term rewards, but with less volatility.

The following chart shows how the Funds' assets, in general, are allocated today, and how Citibank expects the Funds' assets to be allocated after eliminating money market securities. Of course, cash flows into and out of a Fund, as well as changes in market valuations, can produce different results. Citibank will continue to review each Fund's asset mix quarterly, and rebalance investments if necessary. Rebalancing may be accomplished over a period of time and may be limited by tax and regulatory requirements.

                                                                              ASSET CLASS RANGE*
                                                      EQUITY                     FIXED INCOME                  MONEY MARKET
                                              CURRENT       PROPOSED        CURRENT       PROPOSED        CURRENT       PROPOSED

CitiSelect VIP Folio 200                       25-45%        20-40%          35-55%        60-80%          10-30%          0%
CitiSelect VIP Folio 300                       40-60%        40-60%          35-55%        40-60%           1-10%          0%
CitiSelect VIP Folio 400                       55-85%        60-80%          15-35%        20-40%           1-10%          0%
CitiSelect VIP Folio 500                       70-95%       75-100%           5-20%         0-25%           1-10%          0%

*If derivatives or other investment techniques are used in managing the assets of an asset class, those derivatives or other investment techniques will be counted as part of the assets in that asset class. Similarly, if cash is received by the underlying funds in the equity or fixed income asset class, and the cash is temporarily invested in short-term money market instruments, those instruments will be included in the percentage limitations for that asset class.

Change in Investment Objective -- CitiSelect VIP Folio 200. As part of the change in investment strategy described above, commencing May 1, 1999, the investment objective of CitiSelect VIP Folio 200 will change. The Fund's new investment objective will be as high a total return over time as is consistent with a primary emphasis on fixed income securities and a secondary emphasis on equity securities. The investment objective of the other Funds will remain unchanged.

CHANGE TO THE FIXED INCOME ASSET CLASS. The Funds currently limit their corporate debt obligations to investment grade securities. Investment grade securities are those rated Baa by Moody's or BBB by Standard & Poor's or believed by Citibank or a Subadviser to be of comparable quality. Commencing May 1, 1999, each Fund may invest a portion of its assets allocated to fixed income securities in high yield securities. These securities may be rated below investment grade. Lower rated high yielding debt securities are commonly called "junk bonds." Citibank believes that adding high yield securities as an asset class will increase the Funds' potential to generate income. No Fund anticipates investing 25% or more of its assets in securities rated below investment grade.

The Funds' high yield securities may include debt securities of U.S. and non-U.S. issuers rated in medium or lower rating categories or determined to be of comparable quality. Medium and low rated and comparable unrated securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the Funds' debt securities may, at the time they are purchased, be rated as low as Caa by Moody's or by S&P or may be comparable to securities with these ratings.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The values of lower rated fixed income securities often fluctuate more than those of higher-rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities held by the Funds. As a result, the Funds may not achieve the expected income from these securities, and may even lose principal. Also, the inability (or perceived inability) of issuers to make timely payments on securities generally will make the values of those securities more volatile and could limit the Funds' ability to sell those securities at the values at which the Funds carry them on their books. All of the risks of investing in lower rated investment grade securities are heightened by investing in securities rated below investment grade, or junk bonds.

CHANGES IN USE OF DERIVATIVES AND OTHER INVESTMENT TECHNIQUES. The Funds may use DERIVATIVES in order to protect (or "hedge") against changes in interest rates, currency fluctuations or the prices of securities held or to be bought. The Funds may also use a wide variety of derivatives for non-hedging purposes, to enhance potential gains or generate income. In addition, the Funds may use derivatives to manage the maturity or duration of fixed income securities. Derivatives that the Funds may use include futures (including bond, interest rate and stock index futures), options on securities and on futures (including options on interest rate and stock index futures), interest rate swaps, equity swaps, and other types of available swap agreements, including caps, collars and floors. The Funds may also enter into foreign currency exchange contracts, purchase foreign currency futures, or purchase or write options on foreign currencies, or enter into currency swaps and other similar transactions. Derivatives may be used alone or in combination with other derivatives.

The Funds' use of derivatives, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Funds' share prices to go down. Each Fund's ability to use derivatives successfully depends on the ability of the Fund's portfolio managers to accurately predict movements in stock prices, interest rates, currency exchange rates or other economic factors. If these predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

The Funds' use of derivatives may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

Effective March 1, 1999, the Funds may engage in SHORT SALES of securities and foreign currencies. When a Fund's portfolio manager anticipates that the price of a security will decline, the manager may enter into a short sale, or an agreement to sell the security, even though the Fund does not own it. The Fund will then borrow the same security from a broker or other institution in order to complete the sale. The Fund must later purchase the security in order to return the security borrowed. If the portfolio manager has predicted accurately, the price at which the Fund buys the security will be less than the price at which the Fund earlier sold the security, creating a profit for the Fund. However, if the price of the security goes up during this period, the Fund will be forced to buy the security for more than its sale price, causing a loss to the Fund. Non-U.S. currencies may also be sold short.

Losses from short sales may be unlimited. As with derivatives, the Funds' use of short sales may entail leveraging and its related risks, as described above.

CHANGES IN SUBADVISERS
LARGE CAP VALUE SECURITIES. Effective January 22, 1999, Mutual Management Corp. (MMC), an affiliate of Citibank, began managing the Funds' large cap value securities. MMC is an indirect wholly-owned subsidiary of Citigroup Inc. MMC's address is 388 Greenwich Street, New York, New York 10013.

MMC receives fees at the annual rates specified below of the aggregate assets managed by MMC:

    0.65% on first $10 million
    0.50% on next $10 million
    0.40% on next $10 million
    0.30% on assets in excess of $30 million

Frances A. Root is the portfolio manager. Ms. Root is an Investment Officer of MMC and a Senior Portfolio Manager. She joined Smith Barney Capital Management in 1992. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years; and prior to that, with E.F. Hutton & Company, Inc. She is a Chartered Financial Analyst and a member of The New York Society of Security Analysts. Ms. Root holds a BA degree from Sweet Briar College.

FOREIGN GOVERNMENT SECURITIES. Beginning March 1, 1999, Salomon Brothers Asset Management Limited (SBAM), an affiliate of Citibank, will manage the Funds' foreign government securities. SBAM is a limited liability private company formed and domiciled in England and Wales. It is an indirect, wholly-owned subsidiary of Citigroup Inc. SBAM's address is Victoria Plaza, 111 Buckingham Palace Road, London, England.

SBAM will receive fees at the annual rates equal to the percentages specified below of the aggregate assets managed by SBAM:

    0.30% on first $200 million
    0.25% on assets over $200 million

David J. Scott will be the portfolio manager. Mr. Scott is a Managing Director, Portfolio Manager and Investment Policy Committee Member of SBAM. Mr. Scott joined SBAM in April 1994 as Director and Head of Global Fixed Income responsible for their global bond products. Prior to joining SBAM, Mr. Scott worked for four years at JP Morgan Investment Management where he had responsibility for global and non-dollar portfolios; and prior to that, for Mercury Asset Management. Mr. Scott is a Fellow of the Institute of Actuaries. He received a B.Sc. in Mathematics and Economics from Nottingham University.

HIGH YIELD SECURITIES. Beginning May 1, 1999, subject to Fund shareholder approval, Citibank will be delegating the daily management of the Funds' high yield securities (and related investments) to Salomon Brothers Asset Management Inc ("SBAM Inc"), an affiliate of Citibank. SBAM Inc, an indirect wholly-owned subsidiary of Citigroup Inc., is a registered investment adviser. SBAM Inc's address is Seven World Trade Center, New York, New York 10048.

Beth A. Semmel will be the portfolio manager. Ms. Semmel is a Managing Director of SBAM Inc and an Investment Policy Committee Member. She joined SBAM Inc in May 1993. She is a Portfolio Manager and Senior Analyst responsible for SBAM Inc's high yield portfolios, for evaluating high yield securities and for covering consumer-related industries. Formerly, Ms. Semmel was with Morgan Stanley Asset Management as a high yield bond analyst; and prior to that, with Kidder Peabody as an equity analyst. Ms. Semmel is a Chartered Financial Analyst and a member of The New York Society of Security Analysts. She holds a BA degree in Math and Computer Science from Colgate University.

SBAM Inc will receive fees at the annual rates specified below of the aggregate assets managed by SBAM Inc:

    0.45% on the first $100 million
    0.40% on assets in excess of $100 million

UPDATES TO CITIBANK, N.A. INFORMATION
Information about Citibank, N.A. and the Citibank personnel responsible for the daily management of Fund securities appears in the "Management -- Investment Manager" section beginning on page 11 of the Prospectus. Updated information about Citibank and certain Citibank portfolio managers appears below.

Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. Citibank and its affiliates currently manage more than $290 billion in assets worldwide. "CitiSelect" is a registered trademark of Citicorp.

Since January, 1999, Richard Goldman, a Vice President of Citibank, has been the overall portfolio manager of the Funds and is responsible for determining asset allocations, supervising and monitoring the performance of the Citibank personnel who are responsible for the Funds' securities, and supervising and monitoring the performance of the subadvisers. Mr. Goldman's investment experience is discussed in the Prospectus under the heading "Large capitalization growth securities."

Marguerite Wagner, Vice President and Senior Portfolio Manager, has been responsible for the daily management of the Funds' small cap growth securities since January, 1999. Ms. Wagner joined Citibank in 1985. Since 1995, she has had portfolio management and research analyst responsibility for an internal mid-cap common trust fund and private equity managed accounts. From 1992 through the end of 1994, Ms. Wagner was a member of the small capitalization equity management group of Citibank Global Asset Management. Prior to 1992, she managed portfolios for the Private Banking Group of Citibank.

      SUPPLEMENT DATED FEBRUARY 23, 1999 TO PROSPECTUS DATED MAY 1, 1998

                                     FOR

                 CITIFUNDS(SM) SMALL CAP GROWTH VIP PORTFOLIO


The third paragraph appearing in the "Management -- Investment Manager" section on page 7 is deleted and replaced with the following:

Marguerite Wagner, Vice President and Senior Portfolio Manager, has been portfolio manager since January, 1999. Ms. Wagner joined Citibank in 1985. Since 1995, she has had portfolio management and research analyst responsibility for an internal mid-cap common trust fund and private equity managed accounts. From 1992 through the end of 1994, Ms. Wagner was a member of the small capitalization equity management group of Citibank Global Asset Management. Prior to 1992, she managed portfolios for the Private Banking Group of Citibank.